Exhibit 99.3
First Amendment To Intercreditor and
Collateral Agency Agreement
          This First Amendment to Intercreditor and Collateral Agency Agreement (herein, the “Amendment”) is entered into as of January 3, 2006, by and among Harris N.A. as successor by merger with Harris Trust and Savings Bank (“Harris”), acting as collateral agent for the Secured Creditors (Harris acting as such collateral agent being hereinafter referred to as the “Collateral Agent”) and the Senior Creditor.
Preliminary Statements
          A. The Collateral Agent and the Secured Creditors have entered into a certain Intercreditor and Collateral Agency Agreement, dated as of April 10, 2003 (the “Intercreditor Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Intercreditor Agreement.
          B. Alliance Data Systems Corporation (the “Borrower”) has requested that certain lenders (the “New Lenders”) make available additional loan facilities to the Borrower pursuant to a Credit Agreement dated as of January 3, 2006 (the “New Credit Agreement”) among the Borrower, the Guarantors party thereto, the banks party thereto and Harris N.A., as administrative agent.
          C. As a condition precedent to the New Credit Agreement, the New Lenders require that certain amendments be made to the Intercreditor Agreement to confirm that the New Lenders are “Senior Creditors” under the Intercreditor Agreement.
          D. The existing Senior Creditors have consented to the execution of this Amendment by the Collateral Agent and each Administrative Agent.
          Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments.
          Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Intercreditor Agreement shall be and hereby is amended as follows:
          1.1. The Recitals set forth in the Intercreditor Agreement are hereby amended in their entirety and as so amended shall be restated to read as follows:
W i t n e s s e t h:
               Whereas, Alliance Data Systems Corporation (the “US Borrower”), the guarantors party thereto, the lenders from time to time party thereto (the “3-Year Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as

Administrative Agent, have entered into a Credit Agreement (3-Year), dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “3-Year Credit Agreement”), providing for the making of loans and the issuance of, and participation in, Letters of Credit as contemplated therein;
          Whereas, the US Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “364-Day Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as Administrative Agent have entered into a Credit Agreement (364-Day), dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “364-Day Credit Agreement”) providing for the making of loans as contemplated therein;
          Whereas, the U.S. Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “Bridge Banks”) and Harris N.A., as Administrative Agent have entered into a Credit Agreement, dated as of January 3, 2006 (as amended, modified or supplemented from time to time, the “Bridge Credit Agreement”) providing for the making of loans as contemplated therein;
          Whereas, Loyalty Management Group Canada Inc. (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), the guarantors party thereto, the lenders from time to time party thereto (the “Canadian Banks” and, together with the 364-Day Banks, the 3-Year Banks, and the Bridge Banks, the “Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as Administrative Agent have entered into a Canadian Credit Agreement, dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “Canadian Credit Agreement” and together with the 364-Day Credit Agreement, 3-Year Credit Agreement, and the Bridge Credit Agreement, the “Credit Agreements” and individually, a “Credit Agreement”) providing for the making of loans as contemplated therein;
          Whereas, the Borrowers and one or more of their Subsidiaries may at any time and from time to time enter into one or more agreements constituting Derivatives Obligations (as defined in the Credit Agreements) with one or more Persons that, at the time of incurrence thereof, were Banks or affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the applicable Credit Agreement for any reason, together with such Bank’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors,” and together with the Pledgee and the Banks, the “Senior Creditors”);
          Whereas, the Senior Creditors desire to provide for their respective rights in respect of collections from the Credit Parties under or in connection with the Collateral Documents and to make certain other commitments and undertakings in connection with the Credit Agreements;
          Now, Therefore, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.2. The notice information for the Collateral Agent appearing on the signature page is hereby deleting in its entirety and inserted in its place the following:
Harris N.A.
111 West Monroe Street
Chicago, Illinois 60603
Attention: Peter Stack
Telephone: 312-461-3318
Fax: 312-293-8445
Section 2. Conditions Precedent.
          The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
               2.1. Each Administrative Agent and the Collateral Agent shall have executed and delivered this Amendment and each Credit Party (as defined in the Intercreditor Agreement) shall have executed the acknowledgment attached hereto.
               2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel; and all conditions to the effectiveness of the Bridge Credit Agreement shall be satisfied.
Section 3. Miscellaneous.
          3.1. Except as specifically amended herein, the Intercreditor Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Intercreditor Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Intercreditor Agreement, any reference in any of such items to the Intercreditor Agreement being sufficient to refer to the Intercreditor Agreement as amended hereby.
          3.2. The U.S. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by the Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Collateral Agent.
          3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

[Signature Page to Follow]

          In Witness Whereof, the parties have executed this Amendment as of the day and year first written above.

Harris N.A., successor by merger to Harris
Trust and Savings Bank, as Collateral Agent

By:	/s/ Mark W. Piekos
	Title:	Managing Director

Harris N.A., successor by merger to Harris
Trust and Savings Bank, as Administrative
Agent for and on behalf of the 3-Year Banks
under the 3-Year Credit Agreement

By:	/s/ Mark W. Piekos
	Title:	Managing Director

Harris N.A., successor by merger to Harris
Trust and Savings Bank, as Administrative
Agent for and on behalf of the 364-Day
Banks under the 364-Day Credit Agreement

By:	/s/ Mark W. Piekos
	Title:	Managing Director

Harris N.A., successor by merger to Harris
Trust and Savings Bank, as Administrative
Agent for and on behalf of the Canadian
Banks under the Canadian Credit Agreement

By:	/s/ Mark W. Piekos
	Title:	Managing Director

S-1

Harris N.A., as Administrative Agent for and on behalf of the Bridge Banks under the Bridge Credit Agreement

By:	/s/ Mark W. Piekos
	Title:	Managing Director

S-2

Acknowledgement of and Consent and Agreement
to First Amendment to Intercreditor and Collateral Agency Agreement
          The undersigned, the Credit Parties described in the First Amendment to Intercreditor and Collateral Agency Agreement set forth above, acknowledge and consent to the terms and conditions thereof. The undersigned Credit Parties do hereby further acknowledge and agree no Credit Party is a third-party beneficiary of, or has any rights under, the Intercreditor and Collateral Agency Agreement, except Section 7(d) thereof.
          This Acknowledgement of and Agreement to First Amendment to Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument.
          In Witness Whereof, the parties below have caused this Acknowledgement of and Consent and Agreement to Intercreditor and Collateral Agency Agreement to be executed by their respective duly authorized officers as of January 3, 2006.

Alliance Data Systems Corporation
By:	/s/ Robert P. Armiak
Title: SVP and Treasurer

Loyalty Management Group Canada Inc.
By:	/s/ Robert P. Armiak
Title: SVP and Treasurer

ADS Alliance Date Systems, Inc.
By:	/s/ Robert P. Armiak
Title: SVP and Treasurer